Exhibit 99

FOR RELEASE 3:00 P.M. CENTRAL Monday, August 2, 2010 Contact: Lance Berry (901) 867-4607
Wright Medical Group, Inc. Reports Results for Second
Quarter Ended June 30, 2010
Global extremities and international recon growth and operating margin expansion drive 17% adjusted earnings per share growth
ARLINGTON, TN — August 2, 2010 — Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company and a leading provider of surgical solutions for the foot and ankle market, today reported financial results for its second quarter ended June 30, 2010.
Net sales totaled $127.7 million during the second quarter ended June 30, 2010, representing a 7% increase over net sales of $118.9 million during the second quarter of 2009. Foreign currency did not have a significant impact on sales results for the second quarter of 2010 as compared to the second quarter of 2009.
Net income for the second quarter of 2010 totaled $4.8 million or $0.13 per diluted share, compared to net income of $2.4 million or $0.06 per diluted share in the second quarter of 2009.
Net income for the second quarter of 2010 included the after-tax effects of approximately $4.1 million of non-cash stock-based compensation expense, $606,000 of expenses related to the ongoing U.S. governmental inquiry, and $461,000 of restructuring charges. Net income for the second quarter of 2009 included the after-tax effects of approximately $4.1 million of non-cash stock-based compensation expense, $2.0 million of expenses related to the ongoing U.S. governmental inquiries, and $794,000 of restructuring charges related to the previously announced closure of the Company’s Toulon, France operations.
Second quarter net income, as adjusted, increased 17% to $8.3 million in 2010 from $7.1 million in 2009, while diluted earnings per share, as adjusted, increased to $0.21 in the second quarter of 2010 from $0.18 in the second quarter of 2009. A reconciliation of U.S. GAAP to “as adjusted” results is included in the attached financial tables.
Gary D. Henley, President and Chief Executive Officer commented, “We are very pleased with the performance of the business this quarter, led by strong revenue growth in our global extremities and international hip and knee businesses. Additionally, we continued to execute well operationally, evidenced by 100 basis points of operating margin expansion and $7.2 million of free cash flow for the quarter.”

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Outlook
The Company’s earnings target, as communicated in the guidance range stated below, excludes the effect of possible future acquisitions, other material future business developments, non-cash stock-based compensation expense, restructuring charges, and costs associated with the Company’s ongoing U.S. governmental inquiry.
The Company is reiterating its previously-communicated as-adjusted earnings per share outlook, representing a target range for the full year 2010 of $0.88 to $0.94 per diluted share, reflecting growth of 4% to 11%, as well as its 2010 net sales outlook of $515 million to $530 million, representing growth of 6% to 9%.
As noted above, the Company’s earnings target excludes the impact of non-cash stock based compensation charges as well as the impact of restructuring charges. While the amount of the non-cash stock-based compensation charges will vary depending upon a number of factors, many of which are not within the Company’s control, the Company currently estimates that the after-tax impact of those expenses will range from $0.20 to $0.24 per diluted share for the full year 2010. With regard to restructuring charges, the Company expects total pre-tax charges related to the closing of the Toulon facilities to be in a range of approximately $28 million to $30 million, of which $27.4 million have been incurred to date. We have concluded our restructuring efforts in Creteil, France, incurring a cumulative total of $2.8 million of expenses.
The Company’s anticipated targets for net sales, adjusted earnings per share, stock-based compensation charges, and restructuring charges are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.
Conference Call
As previously announced, the Company will host a conference call starting at 3:30 p.m. (Central Time) today. The live dial-in number for the call is 800-299-7635 (domestic) or 617-786-2901 (international). The participant passcode for the call is “wright.” To access a simultaneous webcast of the conference call via the internet, go to the “Corporate — Investor Info” section of the Company’s website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 6:30 p.m. (Central Time) today and continuing until August 9, 2010. To hear this replay, dial 888-286-8010 (domestic) or 617-801-6888 (international) and enter the passcode 52150530. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the “Corporate — Investor Info — Audio Archives” section of the Company’s website located at www.wmt.com.
The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the “Corporate — Investor Info — Supplemental Financial Information” section of the Company’s website located at www.wmt.com.
The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.
Non-GAAP Financial Measures
The Company uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency, operating income, as adjusted, net income, as adjusted, net income, as adjusted, per diluted share, effective tax rate, as adjusted, and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures exclude such items as business development activities, including purchased in-process research and development, the financial impact of significant litigation, costs related to the on-going U.S. governmental inquiries, restructuring charges and non-cash stock-based expense, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance

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compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.
Safe-Harbor Statement
This press release contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. Such risks and uncertainties include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, under the heading “Risk Factors” and our subsequently filed Exchange Act reports). Readers should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date.
Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of devices and biologic products for the extremity, hip and knee repair and reconstruction. The Company is a leading provider of surgical solutions for the foot and ankle market. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company’s website at www.wmt.com.
—Tables Follow—

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Wright Medical Group, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data—unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Net sales	$127,734	$118,926	$258,978	$239,838
Cost of sales	39,934	36,745	80,075	74,766

Gross profit	87,800	82,181	178,903	165,072

Operating expenses:
Selling, general and administrative	67,774	65,821	144,212	132,430
Research and development	9,784	9,017	19,619	17,923
Amortization of intangible assets	634	1,308	1,283	2,625
Restructuring charges	461	794	1,005	860

Total operating expenses	78,653	76,940	166,119	153,838

Operating income	9,147	5,241	12,784	11,234
Interest expense, net	1,510	1,286	3,018	2,539
Other income, net	(175)	(103)	(43)	(466)

Income before income taxes	7,812	4,058	9,809	9,161
Provision for income taxes	2,965	1,631	5,487	3,417

Net income	$4,847	$2,427	$4,322	$5,744

Net income per share, basic	$0.13	$0.07	$0.11	$0.15

Net income per share, diluted	$0.13	$0.06	$0.11	$0.15

Weighted-average number of common shares outstanding, basic	37,764	37,332	37,652	37,281

Weighted-average number of common shares outstanding, diluted	37,960	37,404	37,884	37,362

Wright Medical Group, Inc.
Consolidated Sales Analysis
(dollars in thousands—unaudited)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	%	June 30,	June 30,	%
	2010	2009	change	2010	2009	change
Geographic
Domestic	$76,484	$73,147	4.6%	$154,209	$147,500	4.5%
International	51,250	45,779	12.0%	104,769	92,338	13.5%

Total net sales	$127,734	$118,926	7.4%	$258,978	$239,838	8.0%

Product Line
Hip products	$44,177	$41,061	7.6%	$90,462	$82,975	9.0%
Knee products	31,775	30,225	5.1%	64,193	60,613	5.9%
Extremity products	29,509	25,629	15.1%	59,613	51,570	15.6%
Biologics products	19,838	19,464	1.9%	39,630	39,235	1.0%
Other	2,435	2,547	(4.4%)	5,080	5,445	(6.7%)

Total net sales	$127,734	$118,926	7.4%	$258,978	$239,838	8.0%

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Wright Medical Group, Inc.
Supplemental Sales Information
(unaudited)

	Second Quarter 2010 Sales Growth
	Domestic	Int’l	Int’l	Total	Total
	As	Constant	As	Constant	As
	Reported	Currency	Reported	Currency	Reported
Hips	2%	12%	12%	7%	8%
Knees	1%	11%	11%	6%	5%
Extremities	13%	25%	25%	15%	15%
Biologics	1%	7%	10%	2%	2%
Total	5%	12%	12%	7%	7%

	Sales as a % of Total Sales
	Three Months Ended			Six Months Ended
	June 30, 2010			June 30, 2010
	Domestic	International	Total	Domestic	International	Total
Hips	15%	20%	35%	15%	20%	35%
Knees	13%	12%	25%	13%	12%	25%
Extremities	19%	4%	23%	19%	4%	23%
Biologics	13%	3%	16%	13%	3%	15%
Total	60%	40%	100%	60%	40%	100%
Wright Medical Group, Inc.
Reconciliation of Net Sales to Net Sales Excluding the Impact of Foreign Currency
(dollars in thousands—unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2010		June 30, 2010
	International	Total	International	Total
	Net Sales	Net Sales	Net Sales	Net Sales
Net sales, as reported	$51,250	$127,734	$104,769	$258,978
Currency impact as compared to prior period	83	83	(2,358)	(2,358)

Net sales, excluding the impact of foreign currency	$51,333	$127,817	$102,411	$256,620

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Wright Medical Group, Inc.
Reconciliation of As Reported Results to Non-GAAP Financial Measures
(in thousands, except per share data—unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Operating Income

Operating income, as reported	$9,147	$5,241	$12,784	$11,234

Reconciling items impacting Gross Profit:
Inventory step-up amortization	—	30	—	60
Non-cash, stock-based compensation	326	311	666	603

Total	326	341	666	663

Reconciling items impacting Selling, General and Administrative expenses:
Non-cash, stock-based compensation	3,172	3,204	5,439	5,305
U.S. governmental inquiries	606	2,007	8,677	6,074

Total	3,778	5,211	14,116	11,379

Reconciling items impacting Research and Development expenses:
Non-cash, stock-based compensation	610	565	1,008	960

Other Reconciling Items:
Restructuring charges	461	794	1,005	860

Operating income, as adjusted	$14,322	$12,152	$29,579	$25,096

Operating income, as adjusted, as a percentage of net sales	11.2%	10.2%	11.4%	10.5%

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Net Income

Income before taxes, as reported	$7,812	$4,058	$9,809	$9,161
Pre-tax impact of reconciling items:
Non-cash, stock-based compensation	4,108	4,080	7,113	6,868
Restructuring charges	461	794	1,005	860
Inventory step-up amortization	—	30	—	60
U.S. governmental inquiries	606	2,007	8,677	6,074

Income before taxes, as adjusted	12,987	10,969	26,604	23,023

Provision for income taxes, as reported	2,965	1,631	5,487	3,417
Non-cash, stock-based compensation	1,314	1,164	2,150	2,037
Restructuring charges	180	309	391	335
Inventory step-up amortization	—	12	—	23
U.S. governmental inquiries	236	784	1,816	2,373

Provision for income taxes, as adjusted	4,695	3,900	9,844	8,185

Effective tax rate, as adjusted	36.2%	35.6%	37.0%	35.6%

Net income, as adjusted	$8,292	$7,069	$16,760	$14,838

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Wright Medical Group, Inc.
Reconciliation of As Reported Results to Non-GAAP Financial Measures
(continued)

	Three Months Ended		Three Months Ended
	June 30, 2010		June 30, 2009
	As Reported	As Adjusted	As Reported	As Adjusted
Basic net income	$4,847	$8,292	$2,427	$7,069
Interest expense on convertible notes	N/A	935	N/A	935

Diluted net income	$4,847	$9,227	$2,427	$8,004

Basic shares	37,764	37,764	37,332	37,332
Dilutive effect of stock options and restricted shares	196	196	72	72
Dilutive effect of convertible notes	N/A	6,126	N/A	6,126

Diluted shares	37,960	44,086	37,404	43,530

Net income per share, diluted	$0.13	$0.21	$0.06	$0.18

	Six Months Ended		Six Months Ended
	June 30, 2010		June 30, 2009
	As Reported	As Adjusted	As Reported	As Adjusted
Basic net income	$4,322	$16,760	$5,744	$14,838
Interest expense on convertible notes	N/A	1,870	N/A	1,870

Diluted net income	$4,322	$18,630	$5,744	$16,708

Basic shares	37,652	37,652	37,281	37,281
Dilutive effect of stock options and restricted shares	232	232	81	81
Dilutive effect of convertible notes	N/A	6,126	N/A	6,126

Diluted shares	37,884	44,010	37,362	43,488

Net income per share, diluted	$0.11	$0.42	$0.15	$0.38

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Net Income per Diluted Share
Net income, as reported, per diluted share	$0.13	$0.06	$0.11	$0.15
Interest expense on convertible notes	0.02	0.02	0.04	0.04
Dilutive effect of convertible notes	(0.02)	(0.01)	(0.02)	(0.02)
Non-cash, stock-based compensation	0.06	0.07	0.11	0.11
Restructuring charges	0.01	0.01	0.01	0.01
Inventory step-up amortization	—	0.00	—	0.00
U.S. governmental inquiries	0.01	0.03	0.16	0.09

Net income, as adjusted, per diluted share	$0.21	$0.18	$0.42	$0.38

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Wright Medical Group, Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands—unaudited)

	June 30,	December 31,
	2010	2009

Assets
Current assets:
Cash and cash equivalents	$99,320	$84,409
Marketable securities	60,082	86,819
Accounts receivable, net	100,735	101,720
Inventories	164,875	163,535
Prepaid expenses and other current assets	48,997	54,121

Total current assets	474,009	490,604

Property, plant and equipment, net	142,735	139,708
Goodwill and intangible assets, net	69,496	71,587
Marketable securities	31,653	—
Other assets	12,648	12,385

Total assets	$730,541	$714,284

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,810	$13,978
Accrued expenses and other current liabilities	61,621	54,643
Current portion of long-term obligations	348	336

Total current liabilities	80,779	68,957

Long-term obligations	200,190	200,326
Other liabilities	4,633	4,593

Total liabilities	285,602	273,876

Stockholders’ equity	444,939	440,408

Total liabilities and stockholders’ equity	$730,541	$714,284